FIRST MODIFICATION AGREEMENT
                          ----------------------------


         THIS FIRST MODIFICATION AGREEMENT ("Agreement") is entered into as of February 27, 1998, among UDC HOMES, INC., a Delaware corporation ("Borrower"), the Banks listed on the signature pages of this Agreement, and BANK ONE, ARIZONA, NA, a national banking association ("Agent"). The parties hereto agree as follows:

RECITALS:
---------

         A. Agent, Banks and Borrower entered into an Amended and Restated UDC Master Revolving Line of Credit Loan Agreement (Borrowing Base) dated as of April 30, 1997 (the "Loan Agreement") pursuant to which the banks named therein (the "Banks"), among other things, established a credit facility ("Credit Facility") for Borrower, which is evidenced by the Notes. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to such terms in the Loan Agreement.

         B. Borrower has requested that Banks extend the Maturity Date and the Conversion Date of the Credit Facility, and to make certain other modifications to the Loan Agreement. Banks have agreed to so modify the Credit Facility and to amend the Loan Agreement and other Loan Documents on the terms and subject to the conditions set forth in this Agreement.

AGREEMENTS:
-----------

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Banks and Agent agree as follows:

I.       SECTION   ACCURACY OF RECITALS.
                   --------------------

         The parties acknowledge the accuracy of the Recitals.

I.       SECTION   MODIFICATION OF LOAN DOCUMENTS; OTHER AGREEMENTS.
                   ------------------------------------------------

A. Clause (b) in the definition of "Available Liquidity" in Section 1.1 of the Loan Agreement is hereby modified in its entirety to read as follows:

                  (b) The Available Commitment less the Outstanding Borrowings, as of the time of determination.

A. The date of March 31, 1998, as set forth in the definition of "Conversion Date" in Section 1.1 of the Loan Agreement, is hereby modified to be March 31, 1999.

A.                         The word "less" is hereby  added to the end of clause
(f) in the definition of "EBITDA" in Section 1.1 of the Loan Agreement, and the following clause (g) is added:

                  (g) any income from any joint venture, partnership or similar arrangement in excess of the cash distributions received by Borrower from such joint venture, partnership or similar arrangement.

A. The definition of "Maturity Date" in Section 1.1 of the Loan Agreement is hereby modified in its entirety to read as follows:

                  "Maturity Date" means March 31, 2000; provided, however, that if Borrower extends the maturity date of the Senior Notes to a date that is later than September 30, 2000, then so long as (i) no Event of Default or Unmatured Event of Default has occurred and is continuing,
         (ii) Borrower is in compliance with the Financial Covenants at the time of such extension, and (iii) the Term Out Period has not yet commenced, then the Maturity Date shall automatically be extended to September 30, 2000.

A. The year "1990", as it appears in the definition of "Title Policy" in Section 1.1 of the Loan Agreement, is hereby modified to be "1992."

A.                         The following  sentence is hereby added to the end of
Section 2.1(c), after clause (iii), of the Loan Agreement:

         Notwithstanding the foregoing, if a Bank's Pro Rata Interest will be zero during the proposed extension period, then the consent of such Bank to the extension of the Conversion Date shall not be required.

A. Section 2.1(d) of the Loan Agreement is hereby modified in its entirety to read as follows:

                  (d) Term Out. From and after the Conversion Date, the Commitment Amount will be automatically reduced on the last day of the 3rd Calendar Month in the Term Out Period and on the last day of each third Calendar Month thereafter (each, a "Reduction Date"), with the amount of each such reduction to be equal to (i) one-fourth of the Commitment Amount in effect as of the day prior to commencement of the Term Out Period, if the Maturity Date is March 31, 2000, or (ii) one-sixth of the Commitment Amount in effect as of the day prior to commencement of the Term Out Period, if the Maturity Date is extended to September 30, 2000 in accordance with the definition of "Maturity Date."
                                      -2-
                                      ---

A. Section 5.2(d) of the Loan Agreement is hereby modified in its entirety to read as follows:

                  (d) Size of Subdivisions. With respect to any one Subdivision, the maximum number of Lots may not exceed 175 unless otherwise approved
         (i) by a Bank Supermajority, or (ii) solely for purposes of determining compliance with Section 5.6(a) as to Unit-only qualification requests, by the Agent and the Co-Agent.

A. Section 5.2(h) of the Loan Agreement is hereby modified in its entirety to read as follows:

                  (h) Plat. Borrower shall have delivered to the Agent a preliminary parcel map, recorded parcel map, preliminary plat, recorded plat, or survey of the Subdivision.

A. The clause "If required by the Agent," is hereby added at the beginning of Section 5.2(l) of the Loan Agreement.

A. The first sentence of Section 5.6 of the Loan Agreement is hereby modified in its entirety to read as follows:

                  Borrower may, from time to time, request the Agent to approve a Unit as Eligible Collateral; provided, however, that (i) if the Maturity Date is March 31, 2000, following the end of the 6th Calendar Month of the Term Out Period, no Unit will be included in Eligible Collateral for the first time; and (ii) if the Maturity Date is extended to September 30, 2000 in accordance with the definition of "Maturity Date," following the end of the 12th Calendar Month of the Term Out Period, no Unit will be included in Eligible Collateral for the first time.

A. The following Section 8.10 is hereby added to the Loan Agreement:

                  8.10 Minimum Net Worth Covenant. As of each Test Date, commencing March 31, 1998, Borrower will have a minimum Net Worth, as determined in accordance with this Section, equal to or greater than $5,000,000.00. For purposes of the foregoing calculation, "Net Worth" means, as to Borrower, the sum of all capital accounts determined in conformity with GAAP.

A. Section 9.11 of the Loan Agreement is hereby modified in its entirety to read as follows:

         Except as expressly permitted by the Loan Documents and except for the Norwest Mortgage joint venture and the investments in Affiliates listed
                                      -3-
                                      ---
         on Exhibit E, Borrower will not make any Investment in any Person (including, without limitation, entering into any joint venture, partnership, or similar arrangement, or increasing its capital obligation for any previously approved joint venture, partnership, or similar arrangement) without prior written approval of all Banks in their sole and absolute discretion.

A.                         The  following  proviso is hereby added to the end of
Section 10.1(b) of the Loan Agreement:

         ; and provided further, that with respect to the failure of Borrower to comply with the Financial Covenant set forth in Section 8.10, an Event of Default will not occur pursuant to this Section 10.1(b) if within thirty (30) days after the end of the fiscal quarter to which such failure relates, Borrower's Net Worth is increased to an amount that is not less than $5,000,000 (including any increase resulting from a conversion of Qualified Subordinated Debt into capital accounts, as determined in accordance with GAAP), without violating any other Financial Covenant or causing any other Event of Default or Unmatured Event of Default to occur.

A. The Pro Rata Interest of Guaranty Federal Bank, F.S.B. ("Guaranty Federal"), Bank of America National Trust and Savings Association ("Bank of America") and Wells Fargo Bank, National Association ("Wells Fargo"), as set forth on the signature pages of the Loan Agreement, are each hereby amended to be the Pro Rata Interest set forth on the signature pages of this Agreement. As a result of the foregoing amendment, the Pro Rata Interest of Guaranty Federal and the Pro Rata Interest of Bank of America increased and the Pro Rata Interest of Wells Fargo decreased by a corresponding amount. As of the date of this Agreement, Wells Fargo hereby sells and assigns to Guaranty Federal and to Bank of America (each, an "Assuming Bank"), and each Assuming Bank hereby purchases and assumes, without recourse, from Wells Fargo, all of Wells Fargo's rights and obligations in respect of the portion of its Pro Rata Interest and the portion of all Advances owing to Wells Fargo that are outstanding on the date hereof, to the extent required in order to appropriately adjust the Pro Rata Interests and the Advances. In connection with the foregoing assignment, on or before 11:00 a.m., Phoenix time, on the date of this Agreement, each Assuming Bank shall wire transfer to the Agent the applicable amount necessary to make the foregoing adjustment, and Agent shall wire transfer the respective amount to Wells Fargo on the date of this Agreement.

A. Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor is materially incomplete, incorrect, or misleading as of the date hereof.
                                      -4-
                                      ---

A. Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

I.       SECTION   RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
                   ---------------------------------------------

         The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Credit Facility and the obligations of Borrower in the Loan Documents.

I.       SECTION   BORROWER REPRESENTATIONS AND WARRANTIES.
                   ---------------------------------------

         Borrower represents and warrants to Agent and Banks:

A. As of February 26, 1998, the outstanding principal balance of the Notes is $86,777,040.47 and interest has been paid current.

A. No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

A. There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Agent or any Bank in connection with the Credit Facility from the most recent financial statement received by Agent or any Bank.

A.                         Each  and  all   representations  and  warranties  of
Borrower in the Loan Documents are accurate on the date hereof.

A. Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Credit Facility or the Loan Documents as modified herein.

A. The Loan Documents as modified herein are the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their terms.

A. Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.
                                      -5-
                                      ---

I.       SECTION   BORROWER COVENANTS.
                   ------------------

         Borrower covenants with Agent and Banks:

A. Borrower shall execute, deliver, and provide to Agent such additional agreements, documents, and instruments as reasonably required by Agent to effectuate the intent of this Agreement.

A. Borrower fully, finally, and absolutely and forever releases and discharges Agent and Banks and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, now known to Borrower, and whether contingent or matured, (i) in respect of the Credit Facility, the Loan
Documents, or the actions or omissions of Agent or any of the Banks in respect of the Credit Facility or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

I.       SECTION   CONDITIONS PRECEDENT.
                   --------------------

         The agreements of Agent and Banks and the modifications contained herein shall not be binding upon Agent and Banks until Agent and Banks have executed and delivered this Agreement and Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to Agent and Banks and shall be subject to approval by Agent and
Banks:

A. An original of this Agreement fully executed by Borrower;

A. An original of the Consent and Agreement of Guarantor attached hereto, fully executed by Guarantor (as defined therein);

A. A Replacement Note payable to the order of Guaranty Federal in the amount of $40,000,000.00, in the form attached hereto as Exhibit A, fully executed by Borrower;

A. A Replacement Note payable to the order of Bank of America in the amount of $40,000,000.00, in the form attached hereto as Exhibit B, fully executed by Borrower;

A. A Replacement Note payable to the order of Wells Fargo in the amount of $20,000,000.00, in the form attached hereto as Exhibit C, fully executed by Borrower;

A.                         If  Borrower  or  any  Guarantor  is  a  corporation,
limited liability company, partnership or trust, such resolutions or authorizations and such other
                                      -6-
                                      ---
documents as Agent may require relating to the existence and good standing of that corporation, partnership or trust, and the authority of any person executing this Agreement or other documents on behalf of that corporation, limited liability company, partnership or trust; and

A. Payment of all the internal and external costs and expenses incurred by Agent in connection with this Agreement (including, without limitation, outside attorneys' expenses and fees).

I.       SECTION   INTEGRATION,    ENTIRE    AGREEMENT,    CHANGE,    DISCHARGE,
                   -------------------------------------------------------------
                   TERMINATION, OR WAIVER.
                   ----------------------

         The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Agent and Banks in respect of the Credit Facility and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan
Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the applicable parties as required in the Loan Agreement.

I.       SECTION   BINDING EFFECT.
                   --------------

         The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower, Agent and Banks and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower; provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

I.       SECTION   CHOICE OF LAW.
                   -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

I.       SECTION   COUNTERPART EXECUTION.
                   ---------------------

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

         DATED as of the date first above stated.

                                         UDC HOMES, INC., a Delaware corporation


                                         By:
                                         Name: Kenda B. Gonzales
                                         Title:  Senior Executive Vice President

                                                                        BORROWER
                                      -7-
                                      ---

                                    BANK ONE, ARIZONA, NA, a national banking association, as the Agent and as one of the Banks



                                    By:
                                    Name: Rhonda R. Williams
                                    Title:  Vice President


                                    Pro Rata Interest:   $60,000,000.00
                                                         35.2941177%


                                    GUARANTY FEDERAL BANK, F.S.B., a
                                    federal savings bank, as the Co-Agent and as one of the Banks



                                    By:
                                    Name: Richard V. Thompson
                                    Title:  Vice President

                                    Pro Rata Interest:   $40,000,000.00
                                                         23.5294118%
                                      -8-
                                      ---

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    a national banking association, as one of the Banks



                                    By:
                                    Name: John W. McKinny
                                    Title:  Vice President

                                    Pro Rata Interest:   $20,000,000.00
                                                         11.7647058%


                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, a national banking association, as one of the Banks



                                    By:
                                    Name: Diana N. Parris
                                    Title:  Vice President

                                    Pro Rata Interest:   $40,000,000.00
                                                         23.5294118%


                                    NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, as one of the Banks


                                    Pro Rata Interest:   $10,000,000.00
                                                         5.8823529%

                                    By:
                                    Name: E. Kevin Kosan
                                    Title:  Vice President
                                      -9-
                                      ---

                       CONSENT AND AGREEMENT OF GUARANTOR
                       ----------------------------------


         With respect to the First Modification Agreement, dated February 27, 1998 ("Agreement"), between UDC HOMES, INC., a Delaware corporation ("Borrower"), BANK ONE, ARIZONA, NA, a national banking association, as Agent ("Agent"), and the Banks named on the signature pages thereto, the undersigned (severally and collectively, "Guarantor") agree for the benefit of Banks and Agent as follows:

A. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and
(iii) the effectiveness of (A) the Amended and Restated Continuing Guaranty (Master Revolving Line of Credit) dated April 30, 1997, executed by Guarantor, as modified herein ("Guaranty"), (B) the Amended and Restated Subordination and Standby Agreement (Master Revolving Line of Credit) dated April 30, 1997, executed by Guarantor, as modified herein ("Subordination"), and (C) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty or the Subordination, as modified herein. The Guaranty, the Subordination, and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents."

A. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.

A. Guarantor fully, finally, and forever releases and discharges Banks and Agent and their successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, now known to Guarantor, (i) in respect of the Credit Facility, the Loan Documents, the Guarantor Documents, or the actions or omissions of any of the Banks or Agent in respect of the Credit Facility, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

A. Guarantor agrees that all references, if any, to the Loan Agreement and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

A. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors.

A. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

B.                         Guarantor   agrees  that  Guarantor  has  no  claims,
counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

A. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Banks or Agent.

         9. Guarantor is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Guarantor Documents as modified herein. The execution and delivery of this Agreement and the performance of the Guarantor Documents as modified herein have been duly authorized by all requisite action by or on behalf of Guarantor. This Agreement has been duly executed and delivered on behalf of Guarantor.

A. Guarantor agrees that this Consent and Agreement of Guarantor may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor to physically form one document.

         DATED as of the date of the Agreement.

                                        UDC HOMES CONSTRUCTION, INC., an
                                        Arizona corporation



                                        By:
                                        Name: Kenda B. Gonzales
                                        Title:  Senior Executive Vice President


                                        UDC ADVISORY SERVICES, INC., an Illinois corporation



                                        By:
                                        Name: Kenda B. Gonzales
                                        Title:  Senior Executive Vice President
                                      -11-
                                      ----

                                        UDC CORPORATION, a Delaware corporation



                                        By:
                                        Name: Kenda B. Gonzales
                                        Title:  Senior Executive Vice President


                                        ABERDEEN SERVICES, INC., a Florida
                                        corporation



                                        By:
                                        Name: Kenda B. Gonzales
                                        Title:  Senior Executive Vice President


                                        UDC HOMES OF GEORGIA, INC., a Georgia
                                        corporation



                                        By:
                                        Name: Kenda B. Gonzales
                                        Title:  Senior Executive Vice President


                                        MOUNTAINBROOK VILLAGE COMPANY, an
                                        Arizona corporation



                                        By:
                                        Name: Kenda B. Gonzales
                                        Title:  Senior Executive Vice President

                                                                       GUARANTOR
                                      -12-
                                      ----

                                    EXHIBIT A
                                    ---------

                              AMENDED AND RESTATED
                              --------------------
                                 PROMISSORY NOTE
                                 ---------------
                      (UDC Master Revolving Line of Credit)
                      -------------------------------------


$40,000,000                                        February 27, 1998
--------------------------------------------------------------------

                FOR VALUE RECEIVED, UDC HOMES, INC., a Delaware corporation ("Borrower"), promises to pay to GUARANTY FEDERAL BANK, F.S.B, a federal saving bank ("Bank"), or order, the aggregate principal amount of U.S. $40,000,000 or, if less, the aggregate principal amount of all Advances by Bank to Borrower pursuant to the Loan Agreement referred to below, outstanding on the Maturity Date and at such other times as are specified in the Loan Agreement. All capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

                Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement. Interest shall be calculated on a 360-day year for all advances, but, in any case, shall be computed for the actual number of days in the period for which interest is charged, which period shall consist of a 365 or 366-day period on an annual basis.

                Both principal and interest are payable in lawful money of the United States of America to the Agent as provided in the Loan Agreement.

                Each Advance made by or assigned to Bank, any repayment thereof, the interest rate and the Interest Periods applicable to such Advance shall be recorded on the books and records of the holder hereof. Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entry so recorded on the books and records of the holder hereof shall be conclusive evidence (absent manifest error) of the unpaid balance of this Note, the interest rate and the Interest Periods applicable thereto.

                This Amended and Restated Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated UDC Master Revolving Line of Credit Loan Agreement (Borrowing Base) dated April 30, 1997, as thereafter amended (the "Loan Agreement"), among Borrower, Bank One, Arizona, NA, individually and as Agent, Bank, and the other banks parties thereto. The Loan Agreement, among other things, (i) provides for the making of Advances by Bank to Borrower in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of Borrower resulting from each Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions herein specified.

                This Amended and Restated Promissory Note is secured, among other security, by security instruments covering real property and personal property of Borrower located in California and Arizona.

                Failure to exercise any remedy or right hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

                Except as set forth in the Loan Agreement, Borrower and all others now or hereafter serving as sureties, endorsers and guarantors of this Note waive: demand; presentment for payment; notice of nonpayment; protest; notice of protest; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of costs, expenses or losses and interest; notice of interest on interest and late charges; and all other notices; any requirement at law or in equity that Bank file suit and otherwise act diligently in collecting this Note or in proceeding against any of the rights or interests to properties securing the payment of this Note; and any claims arising out of the release of any party primarily or secondarily liable hereon. Borrower and all others now or hereafter serving as sureties, endorsers and guarantors of this Note further agree that it will not be necessary for any holder hereof, in order to enforce payment of this Note by any of them, to first institute suit or exhaust its remedies against any maker or others liable herefor, and consent to any extension or postponement of time or payment of this Note or any other indulgence with respect hereto without notice thereof to any of them.

                This Note is assignable and transferable only in accordance with the Loan Agreement.

                All terms and conditions of the Loan Agreement including, without limitation, events of default, interest rate provisions, payments, and maturity dates, are incorporated herein by reference.

                This Note amends and restates and replaces that certain Amended and Restated Promissory Note (UDC Master Revolving Line of Credit) dated April 30, 1997, in the principal amount of $30,000,000.00 executed by Borrower in favor of Bank. All indebtedness of Borrower under such existing note shall automatically and without further action become indebtedness under this Note.

                IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the day and year first above written.

BORROWER:                                UDC HOMES, INC., a Delaware corporation


                                         By:
                                         Name: Kenda B. Gonzales
                                         Title: Senior Executive Vice President

WITNESSED BY:


------------------------------

STATE OF ARIZONA                           )
                                           ) ss.
County of Maricopa                         )

                The foregoing instrument was acknowledged before me this _____ day of February, 1998, by Kenda B. Gonzales, the Senior Executive Vice President of UDC HOMES, INC., a Delaware corporation, on behalf of the corporation.


               -------------------------------------------------
                                  Notary Public

My Commission Expires:

----------------------

                                    EXHIBIT B
                                    ---------

                              AMENDED AND RESTATED
                              --------------------
                                 PROMISSORY NOTE
                                 ---------------
                      (UDC Master Revolving Line of Credit)
                      -------------------------------------



$40,000,000                                  February 27, 1998
--------------------------------------------------------------

                FOR VALUE RECEIVED, UDC HOMES, INC., a Delaware corporation ("Borrower"), promises to pay to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (Bank"), or order, the aggregate principal amount of U.S. $40,000,000 or, if less, the aggregate principal amount of all Advances by Bank to Borrower pursuant to the Loan Agreement referred to below, outstanding on the Maturity Date and at such other times as are specified in the Loan Agreement. All capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

                Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement. Interest shall be calculated on a 360-day year for all advances, but, in any case, shall be computed for the actual number of days in the period for which interest is charged, which period shall consist of a 365 or 366-day period on an annual basis.

                Both principal and interest are payable in lawful money of the United States of America to the Agent as provided in the Loan Agreement.

                Each Advance made by or assigned to Bank, any repayment thereof, the interest rate and the Interest Periods applicable to such Advance shall be recorded on the books and records of the holder hereof. Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entry so recorded on the books and records of the holder hereof shall be conclusive evidence (absent manifest error) of the unpaid balance of this Note, the interest rate and the Interest Periods applicable thereto.

                This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated UDC Master Revolving Line of Credit Loan Agreement (Borrowing Base) dated April 30, 1997, as thereafter amended (the "Loan Agreement"), among Borrower, Bank One, Arizona, NA, individually and as Agent, and the other banks parties thereto. The Loan Agreement, among other things, (i) provides for the making of Advances by Bank to Borrower in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of Borrower resulting from each Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions herein specified.

                This Promissory Note is secured, among other security, by security instruments covering real property and personal property of Borrower located in California and Arizona.

                Failure to exercise any remedy or right hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

                Except as set forth in the Loan Agreement, Borrower and all others now or hereafter serving as sureties, endorsers and guarantors of this Note waive: demand; presentment for payment; notice of nonpayment; protest; notice of protest; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of costs, expenses or losses and interest; notice of interest on interest and late charges; and all other notices; any requirement at law or in equity that Bank file suit and otherwise act diligently in collecting this Note or in proceeding against any of the rights or interests to properties securing the payment of this Note; and any claims arising out of the release of any party primarily or secondarily liable hereon. Borrower and all others now or hereafter serving as sureties, endorsers and guarantors of this Note further agree that it will not be necessary for any holder hereof, in order to enforce payment of this Note by any of them, to first institute suit or exhaust its remedies against any maker or others liable herefor, and consent to any extension or postponement of time or payment of this Note or any other indulgence with respect hereto without notice thereof to any of them.

                All the terms and conditions of the Loan Agreement including, without limitation, events of default, interest rate provisions, payments, and maturity dates, are incorporated herein by reference.

                This Note is assignable and transferable only in accordance with the Loan Agreement.

                This Note amends and restates and replaces that certain Promissory Note (UDC Master Revolving Line of Credit) dated April 30, 1997, in the principal amount of $30,000,000.00 executed by Borrower in favor of Bank. All indebtedness of Borrower under such existing note shall automatically and without further action become indebtedness under this Note. .

                IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the day and year first above written.


BORROWER:                                UDC HOMES, INC., a Delaware corporation


                                         By:
                                         Name: Kenda B. Gonzales
                                         Title: Senior Executive Vice President

WITNESSED BY:


-----------------------------

STATE OF ARIZONA                           )
                                           ) ss.
County of Maricopa                         )

                The foregoing instrument was acknowledged before me this _____ day of February, 1998, by Kenda B. Gonzales, the Senior Executive Vice President of UDC HOMES, INC., a Delaware corporation, on behalf of the corporation.


               -------------------------------------------------
                                  Notary Public

My Commission Expires:

----------------------

                                    EXHIBIT C
                                    ---------

                              AMENDED AND RESTATED
                              --------------------
                                 PROMISSORY NOTE
                                 ---------------
                      (UDC Master Revolving Line of Credit)
                      -------------------------------------



$20,000,000                                      February 27, 1998
------------------------------------------------------------------

                FOR VALUE RECEIVED, UDC HOMES, INC., a Delaware corporation ("Borrower"), promises to pay to WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), or order, the aggregate principal amount of U.S. $20,000,000 or, if less, the aggregate principal amount of all Advances by Bank to Borrower pursuant to the Loan Agreement referred to below, outstanding on the Maturity Date and at such other times as are specified in the Loan Agreement. All capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

                Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement. Interest shall be calculated on a 360-day year for all advances, but, in any case, shall be computed for the actual number of days in the period for which interest is charged, which period shall consist of a 365 or 366-day period on an annual basis.

                Both principal and interest are payable in lawful money of the United States of America to the Agent as provided in the Loan Agreement.

                Each Advance made by or assigned to Bank, any repayment thereof, the interest rate and the Interest Periods applicable to such Advance shall be recorded on the books and records of the holder hereof. Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entry so recorded on the books and records of the holder hereof shall be conclusive evidence (absent manifest error) of the unpaid balance of this Note, the interest rate and the Interest Periods applicable thereto.

                This Amended and Restated Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated UDC Master Revolving Line of Credit Loan Agreement (Borrowing Base) dated April 30, 1997, as thereafter amended (the "Loan Agreement"), among Borrower, Bank One, Arizona, NA, individually and as Agent, and the other banks parties thereto. The Loan Agreement, among other things, (i) provides for the making of Advances by Bank to Borrower in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of Borrower resulting from each Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions herein specified.

                This Amended and Restated Promissory Note is secured, among other security, by security instruments covering real property and personal property of Borrower located in California and Arizona.

                Failure to exercise any remedy or right hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

                Except as set forth in the Loan Agreement, Borrower and all others now or hereafter serving as sureties, endorsers and guarantors of this Note waive: demand; presentment for payment; notice of nonpayment; protest; notice of protest; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of costs, expenses or losses and interest; notice of interest on interest and late charges; and all other notices; any requirement at law or in equity that Bank file suit and otherwise act diligently in collecting this Note or in proceeding against any of the rights or interests to properties securing the payment of this Note; and any claims arising out of the release of any party primarily or secondarily liable hereon. Borrower and all others now or hereafter serving as sureties, endorsers and guarantors of this Note further agree that it will not be necessary for any holder hereof, in order to enforce payment of this Note by any of them, to first institute suit or exhaust its remedies against any maker or others liable herefor, and consent to any extension or postponement of time or payment of this Note or any other indulgence with respect hereto without notice thereof to any of them.

                This Note is assignable and transferable only in accordance with the Loan Agreement.

                All terms and conditions of the Loan Agreement including, without limitation, events of default, interest rate provisions, payments, and maturity dates, are incorporated herein by reference.

                This Note amends and restates and replaces that certain Amended and Restated Promissory Note (UDC Master Revolving Line of Credit) dated April 30, 1997, in the principal amount of $40,000,000.00 executed by Borrower in favor of Bank. All indebtedness of Borrower under such existing note shall automatically and without further action become indebtedness under this Note.
 .
                IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the day and year first above written.

BORROWER:                                UDC HOMES, INC., a Delaware corporation


                                         By:
                                         Name: Kenda B. Gonzales
                                         Title: Senior Executive Vice President

WITNESSED BY:


------------------------------

STATE OF ARIZONA                           )
                                           ) ss.
County of Maricopa                         )

                The foregoing instrument was acknowledged before me this _____ day of February, 1998, by Kenda B. Gonzales, the Senior Executive Vice President of UDC HOMES, INC., a Delaware corporation, on behalf of the corporation.


               -------------------------------------------------
                                  Notary Public

My Commission Expires:

----------------------
                                      -3-